Exhibit No. 32


                         CERTIFICATION UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of BNCCORP, Inc. and Subsidiaries.



Date: August 6, 2003                    BNCCORP, Inc.



                                        By /s/ Gregory K. Cleveland
                                           -------------------------------------
                                           Gregory K. Cleveland
                                           Chief Executive Officer



                                        By /s/ Brenda L. Rebel
                                           -------------------------------------
                                           Brenda L. Rebel
                                           Chief Financial Officer





A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to BNCCORP, Inc. and will be retained by BNCCORP, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.